Exhibit 99.3

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                              ) Chapter 11
                                                    )
TRENWICK AMERICA CORPORATION, et al.,(1)            ) Case No. 03-12635 (MFW)
                                                    )
                                                    ) (Jointly Administered)
                                                    )
                              Debtors.              ) Related to Docket No. 164
                                                    )
                                                    )

     ORDER PURSUANT TO 11 U.S.C.ss.ss. 105(a), 363 AND 541 OF THE BANKRUPTCY
       CODE AND FEDERAL RULES OF BANKRUPTCY PROCEDURE 2002, 6004 AND 6007
        AUTHORIZING AND APPROVING THE SALE OF CERTAIN OF DEBTORS' ASSETS
                FREE AND CLEAR OF LIENS, CLAIMS AND ENCUMBRANCES

            Upon the motion, dated October 28, 2003 (the "Motion"),2 of the above-captioned Debtors, debtors-in-possession in the above-captioned cases (the "Chapter 11 Cases"), for entry of an order, pursuant to sections 105(a), 363 and 541 of title 11 of the United States Code, 11 U.S.C. ss.ss. 101 et seq. (the "Bankruptcy Code") and Rules 2002, 6004 and 6007 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), authorizing and approving the sale of TGL's shares of outstanding stock of Acorn Corporate Capital Limited ("Acorn"), a wholly owned non-Debtor subsidiary of TGL (the "Acorn Sale") to Magicsunny and authorizing the Debtors to enter into agreements or to take such other actions as are necessary to effectuate an overall sale of certain of the Debtors' affiliated companies, of which the Acorn Sale constitutes a part, the Magicsunny Sale; and the Court having considered the Motion; and the Court having determined that the relief requested in the Motion is in the best interests of the Debtors' estates, creditors and other parties-in-interest; and upon the record herein; and it appearing that proper

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(1)   The "Debtors" are the following entities: Trenwick America Corporation,
      Trenwick Group Ltd., and LaSalle Re Holdings Limited.

(2) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Motion.


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and adequate notice has been given and that no other or further notice is necessary herein; and after due deliberations thereon; and good and sufficient cause appearing therefore; it is hereby

            ORDERED, that the Motion is granted in its entirety; and it is further

            ORDERED, that the Debtors are authorized to consummate the Acorn Sale; and it is further

            ORDERED, that the Debtors are authorized the to enter into agreements or to take such other actions as are necessary to effectuate the Acorn Sale and the Magicsunny Sale; and it is further

            ORDERED, that Debtors are authorized to consummate the transactions contemplated in the Motion on an accelerated basis pursuant to Bankruptcy Rule 6004(g); and it is further

            ORDERED, that this Court shall retain jurisdiction to hear and determine all matters arising from the implementation of this order.

            ORDERED, that notwithstanding anything to the contrary contained in the guaranties of the Debtors and the documents providing collateral to the Banks by the Debtors in connection with the Credit Agreement (the "Guaranty and Collateral Documents"), the Guaranty and Collateral Documents shall continue in full force and effect with respect to any obligations to the Banks arising in connection with the MagicSunny Sale, including obligations to the Banks in connection with the amendment, replacement or any other modification of the Credit Agreement; provided, however, a claim by the Banks arising under the Guaranty and Collateral Documents, as same may be amended, if any, shall not be entitled to administrative expense status under the applicable provisions of the Bankruptcy Code, including but not limited to sections 503 and 507 of the Bankruptcy Code, but the treatment of such Claim shall be as a


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prepetition unsecured claim to be treated similarly to other unsecured claims under any plan of reorganization or liquidation in these Chapter 11 cases.

Dated: Wilmington, Delaware
       November 24, 2003
                                                    /s/ Mary F Walrath
                                            ------------------------------------
                                            MARY F. WALRATH
                                            CHIEF UNITED STATES BANKRUPTCY JUDGE